CORPORATE BENEFITS
Flexible Premium Variable Universal Life Insurance Policies Issued by Security Life of Denver Insurance Company and its Security Life Separate Account L1
Supplement dated December 13, 2002 to the Prospectus dated May 1, 2002
This supplement updates and replaces certain information contained in your May 1, 2002, prospectus. Please read this supplement carefully and keep it with your prospectus for future reference.

Effective December 13, 2002, Marsico Capital Management, LLC replaced Janus Capital Management LLC as the portfolio manager of The GCG Trust - Growth Portfolio. Accordingly, the following information updates and replaces the Growth Portfolio information in the "Investment Portfolio Objectives" table on page 17 of the prospectus:

Variable Investment Option	Investment Company/Adviser/ Manager/Sub-Adviser	Investment Objective
Growth Portfolio	Investment Company: The GCG Trust Investment Manager: Directed Services, Inc. Portfolio Manager: Marsico Capital Management, LLC

Seeks capital appreciation. Invests primarily in equity securities selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Please refer to the Supplement dated December 9, 2002 to the Prospectus of The GCG Trust for additional information about this change.

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